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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 18, 2004

                              --------------------

                           MERCANTILE BANK CORPORATION
             (Exact name of registrant as specified in its charter)



           MICHIGAN                    000-26719                38-3360865
(State or other jurisdiction       (Commission File           (IRS Employer
      of incorporation)                 Number)           Identification Number)



5650 BYRON CENTER AVENUE SW, WYOMING, MICHIGAN                     49509
   (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code             616-406-3777


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On October 18, 2004, the Compensation Committee of the Board of Directors of Mercantile Bank Corporation ("Mercantile") granted a stock option to each of Mercantile's 13 nonemployee directors under Mercantile's Independent Director Stock Option Plan. The Plan was approved by Mercantile's shareholders at their 2002 annual meeting. On March 11, 2002, Mercantile filed a copy of the Plan with the Securities and Exchange Commission as Annex B to its proxy statement for the 2002 annual meeting.

         Each of the options granted on October 18, 2004 is for 500 shares of Mercantile common stock and has an exercise price of $46.625 per share, which is 125% of the fair market value of a share of Mercantile common stock as of the date the option was granted, as determined pursuant to the Plan. Each option becomes exercisable on October 18, 2009, which is five years after its date of grant, subject to accelerated vesting under the circumstances set forth in the Plan which relate to a director's death, resignation or retirement from the Board after serving a minimum service period described in the Plan. Each option expires on October 17, 2014, subject to earlier termination under the Plan.

         The 13 nonemployee directors who received an option are Betty S. Burton, David M. Cassard, Edward J. Clark, Peter A. Cordes, C. John Gill, Doyle
A. Hayes, David M. Hecht, Susan K. Jones, Lawrence W. Larsen, Calvin D. Murdock, Merle J. Prins, Dale J. Visser, and Donald Williams, Sr.

         Mercantile is filing as an exhibit to this Form 8-K the form of the stock option agreement used for granting options to directors under its Independent Director Stock Option Plan.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits.

Exhibit Number      Description

     10.1 Form of stock option agreement for options granted to directors under the Independent Director Stock Option Plan

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      MERCANTILE BANK CORPORATION


                                      By:   /s/ Gerald R. Johnson, Jr.
                                           -------------------------------------
                                            Gerald R. Johnson, Jr.
                                            Chairman and Chief Executive Officer



Date:  October 21, 2004




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                                  EXHIBIT INDEX



Exhibit Number      Description

     10.1 Form of stock option agreement for options granted to directors under the Independent Director Stock Option Plan




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